EXHIBIT 10.1

Exhibit 10.1 - Form of the Second Amendment to Forbearance Agreement dated February 16, 2009

SECOND AMENDMENT TO FORBEARANCE AGREEMENT

This SECOND AMENDMENT, dated as of February 16, 2009 (this “Second Amendment”) by and among Lazy Days’ R.V. Center, Inc., a Florida corporation (the “Issuer”), The Bank of New York, a New York banking corporation as indenture trustee (the “Trustee”), and the Noteholder signatory hereto (the “Noteholder”), a holder of the Issuer’s unsecured 11.75% Senior Notes due May 15, 2012, amends and supplements the Forbearance Agreement originally dated December 12, 2008, and as amended on January 12, 2009 (the “Forbearance Agreement”).  Capitalized terms used herein have the meanings assigned in the Forbearance Agreement unless otherwise defined herein.

W I T N E S S E T H

WHEREAS, the parties to the Forbearance Agreement desire to extend the term of the Forbearance Period.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, the Issuer, the Trustee and the Noteholder hereby agree as follows:

1. The Noteholder agrees that the reference to February 16, 2009 in Section 1(b) of the Forbearance Agreement shall hereby be replaced by March 2, 2009.

2. This Amendment may be signed in counterparts, each of which, when taken together, shall be deemed an original.  Execution of this Amendment is effective if a signature is delivered by facsimile transmission or electronic (e.g. “pdf”) transmission.

3. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Forbearance Agreement, all of which shall remain in full force and effect.

IN WITNESS WHEREOF, the Issuer, the Trustee and the Noteholder have caused this Amendment to be duly executed and delivered as of the date first written above.

LAZY DAYS R.V. CENTER, INC.

By:___________________________

Name:
Title:

THE BANK OF NEW YORK

By:____________________________

Name:

Title:

NOTEHOLDER

By: ______________________

Name:

Title:

Address:

Attn:

Tel:

Fax:

Email:

Principal Amount of Senior Notes Held:

Date: